                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): MARCH 9, 2005

                    UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD.

                               UCDP FINANCE, INC.

             (Exact name of Registrants as specified in its charter)

                             -----------------------

                 FLORIDA                                59-3128514
                 FLORIDA                                42-1581381
      (State or other jurisdiction          (I.R.S. employer identification no.)
    of incorporation or organization)

      1000 UNIVERSAL STUDIOS PLAZA
               ORLANDO, FL                              32819-7610
(Address of principal executive offices)                (Zip code)

                                 (407) 363-8000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 7.01         REGULATION FD DISCLOSURE

A.       Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange
Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the
Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

B.       Supplemental Information

Effective March 9, 2005, David A. Stonehill stepped down from our Park Advisory
Board. At this point, a replacement has not been assigned.

C.       Forward-Looking Information

Certain statements appearing in this Current Report on Form 8-K are
"forward-looking statements." Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends and other information that is not historical information. When used in this report, the words "estimates,"
"expects," "anticipates," "projects," "plans," "intends," "believes,"
"forecasts" or future conditional verbs, such as "will," "should," "could," or
"may" and variations of such words or similar expressions, are intended to identify forward-looking statements. Because these forward-looking statements are subject to numerous risks and uncertainties, our actual results may differ materially from those expressed in or implied by such forward-looking statements. Some of the risks and uncertainties that may cause such differences include, but are not limited to, risks and uncertainties relating to a general economic downturn; the dependence of our business on air travel; the risks inherent in deriving substantially all of our revenues from one location; our dependence on Universal Studios, Inc. and its affiliates; the loss of key distribution channels for pass sales; competition within the Orlando theme park market; publicity associated with accidents occurring at theme parks; the loss of material intellectual property rights used in our business; and the seasonality of our business. There may also be other factors that may cause our actual results to differ materially from those expressed in or implied by any forward-looking statements contained in this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

                                 UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD.

Date: March 14, 2005             By: /s/ Michael J. Short
                                     ---------------------------------------
                                 Name:  Michael J. Short
                                 Title: Principal Financial Officer

                                 UCDP FINANCE, INC.

Date: March 14, 2005             By: /s/ Michael J. Short
                                     ---------------------------------------
                                 Name:  Michael J. Short
                                 Title: Treasurer (Principal Financial Officer)